EXHIBIT 10.14A

FIRST AMENDMENT TO

STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (the “Amendment”) is made as of September 30, 2005, by and among PIMLICO RACING ASSOCIATION, INC., a Maryland corporation, LAUREL RACING ASSOCIATION LIMITED PARTNERSHIP, a Maryland limited partnership, and THE MARYLAND JOCKEY CLUB OF BALTIMORE CITY, INC., a Maryland corporation (each, individually a “Seller”, and collectively, “Sellers”), MARYLAND-VIRGINIA RACING CIRCUIT, INC., a Virginia corporation (the “Company”), and COLONIAL DOWNS, L.P., a Virginia limited partnership (“Colonial Downs” or “Purchaser”).

RECITALS

A.                                   The Sellers, the Purchaser and the Company (the “Parties”) entered into a Stock Purchase Agreement dated as of August 18, 2005 (the “Agreement”).

B.                                     The Parties believe that it is in the best interests of the Parties and of the horse racing industries in Virginia and Maryland to amend the Agreement as provided herein.

C.                                     The Racing Commission of the Commonwealth of Virginia (the “Commission”) approved the Agreement and the changes thereto contained in this Amendment during a Special Meeting of the Commission on September 28, 2005.

NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the Parties hereby agree as follows:

AGREEMENT

1.                                       Amendment.  Section 6.5(a) of the Agreement is hereby deleted in its entirety and the following is substituted in its place:

(a)                                  Coordination of Thoroughbred Meets.  Sellers and Purchaser shall continue to discuss annually the coordination of race dates between Laurel Race Course (“Laurel”) and Pimlico Race Course (“Pimlico”) on the one hand and Colonial Downs on the other.  For a period of ten (10) years after the Closing, which period shall be automatically renewed in 5-year periods unless one party notifies the other by November 1 of the preceding year, Colonial Downs shall not conduct live thoroughbred horse racing at any of Purchaser’s Virginia Racetracks (defined below) before the later of June 17 and the Monday following running of the Belmont Stakes Race (the “Cut Date”) of any calendar year, and Sellers shall not conduct live thoroughbred horse racing at any of Sellers’ Maryland Racetracks (defined below) from the Cut Date to July

31 of any calendar year unless expressly agreed in writing otherwise by the parties.  Sellers and Purchaser agree, however, that the foregoing prohibitions shall not apply to Purchaser in respect of any given week between the Monday following running of the Preakness Stakes and the Cut Date of any calendar year to the extent either or both of  Sellers are not scheduled to conduct, and in fact do not conduct, live thoroughbred horse racing at any of Sellers’ Maryland Racetracks during that week.  For purposes of this Section 6.5(a) only, the following terms have the following meanings.  The phrase “live thoroughbred horse racing” shall mean the conduct of one or more live thoroughbred horse races at the applicable party’s horse racetrack on any one or more days during the given calendar week, each of which shall be deemed to begin on Monday and end the next Sunday.  “Purchaser’s Virginia Racetracks” shall mean the Racetrack or any other horse racetracks in Virginia owned in whole or in part, directly or indirectly, by Purchaser.  “Sellers’ Maryland Racetracks” shall mean Pimlico, Laurel or any other horse racetrack in Maryland owned in whole or in part, directly or indirectly, by Sellers.  Except as otherwise modified specifically herein, the period from the Cut Date to July 31 shall be defined as a “Meet.”  There are ten (10) Meets during this ten (10) year period.

2.                                       Closing Date.  The parties agree that the Closing shall take place on September 30, 2005 at 11:00 a.m. in Richmond, Virginia at the offices of Hirschler Fleischer pursuant to Section 2.1 of the Agreement.

3.                                       Effectiveness of the Amendment.  Each of the undersigned, by his or her signature below, does hereby give his or her written consent to the amendment of the Agreement in accordance with the foregoing provisions effective as of the date hereof.

4.                                       Confirmation of the Agreement.  Except as amended as set forth herein, the terms, conditions, and agreements set forth in the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

5.                                       Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have fully executed this Amendment as of the date first above written.

SELLERS:		PURCHASER:

PIMLICO RACING ASSOCIATION, INC.		COLONIAL DOWNS, L.P.

		By:	Stansley Racing Corp., its
By:	/s/ Joseph A. DeFrancis		general partner
Joseph A. De Francis, President

		By:	/s/ Ian M. Stewart
By:			Ian M. Stewart, President
Name:

LAUREL RACING ASSOCIATION LIMITED PARTNERSHIP		COMPANY:
MARYLAND-VIRGINIA RACING
By:	The Maryland Jockey Club of	CIRCUIT, INC.
Baltimore City, Inc., its
general partner
By:
Name:

By:
Name:

By:
	By:		Name
Name:

THE MARYLAND JOCKEY CLUB OF
BALTIMORE CITY, INC.

By:
Name:

By:
Name:

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